SUPPLEMENT DATED SEPTEMBER 12, 2022

TO THE UPDATING SUMMARY PROSPECTUS DATED MAY 2, 2022

American General Life Insurance Company

Variable Annuity Account Ten

Advanced Outcomes Annuity

This supplement updates certain information in the most recent updating summary prospectus (the “Prospectus”). You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

The following terms are added under SPECIAL TERMS USED IN THIS SUMMARY PROSPECTUS:

Current Funds - For initial Purchase Payments: As it applies to allocations of initial Purchase Payments, Current Funds are the Underlying Funds with the most recent Term Start Date prior to your contract issue date. The contract issue date is the date in which we issue your contract; it is not the date in which you purchase your contract or submit an application. For subsequent Purchase Payments: As it applies to allocations of subsequent Purchase Payments, Current Funds are the Underlying Funds with the most recent Term Start Date prior to us receiving your subsequent Purchase Payment in Good Order.

Good Order – Fully and accurately completed form(s) and/or instructions, including any necessary documentation, applicable to any given transaction or request received by us prior to the Transaction Cutoff, where applicable.

Next Funds - For initial Purchase Payments: As it applies to allocations of initial Purchase Payments, Next Funds are the Underlying Funds with the next Term Start Date that occurs after your contract issue date. The contract issue date is the date in which we issue your contract; it is not the date in which you purchase your contract or submit an application. For subsequent Purchase Payments: As it applies to allocations of subsequent Purchase Payments, Next Funds are the Underlying Funds with the next Term Start Date that occurs after we receive your subsequent Purchase Payment in Good Order.

NYSE - New York Stock Exchange.

Term Start Date - The date in which an Underlying Fund is made available for allocation of Purchase Payments or transfers. An Underlying Fund will have multiple Term Start Dates based upon the Fund Frequency of the strategy the Underlying Fund is managing to. Term Start Dates are generally the 10th of the month. However, if the 10th of the month is a non-NYSE business day and/or a day on which the U.S. bond market is closed for trading, the Term Start Dates will be the next NYSE business day.

Transaction Cutoff - Time by which we must receive applicable transaction requests in Good Order, which is two hours before Market Close, usually 2:00 p.m. Eastern Time. The Transaction Cutoff applies to the following transactions: transfers, surrenders, withdrawals, death benefits, cancellation requests made pursuant to the free look period, and requests to cancel the 10-Year Account Value Buffer Benefit.

The following Underlying Funds are hereby added to APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT:

Type	Underlying Fund – Share Class 3 Advisor	Current Expense	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Equity	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund
	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund – Jan/Jul[9] Milliman Financial Risk Management, LLC	0.99%*	N/A	N/A	N/A
	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund – Feb/Aug[10] Milliman Financial Risk Management, LLC	0.99%*	N/A	N/A	N/A
	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund – Mar/Sep[11] Milliman Financial Risk Management, LLC	0.99%*	N/A	N/A	N/A
	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund – Apr/Oct[6] Milliman Financial Risk Management, LLC	0.99%*	N/A	N/A	N/A
	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund – May/Nov[7] Milliman Financial Risk Management, LLC	0.99%*	N/A	N/A	N/A
	Milliman 6-Month Buffered S&P 500 with Trigger Outcome Fund – Jun/Dec[8] Milliman Financial Risk Management, LLC	0.99%*	N/A	N/A	N/A

* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Underlying Fund prospectus for additional information.

[6]	Available for investment on or about October 10, 2022.
[7]	Available for investment on or about November 10, 2022.
[8]	Available for investment on or about December 12, 2022.
[9]	Available for investment on or about January 10, 2023.
[10]	Available for investment on or about February 10, 2023.
[11]	Available for investment on or about March 10, 2023.